UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2024

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market
Preferred Stock Purchase Rights	N/A	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.
On January 26, 2024, Blackbaud, Inc., a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, LLC, a Pennsylvania limited liability company ("Broadridge"), entered into the Second Amendment to Stockholder Rights Agreement, dated as of January 26, 2024 (the “Amendment”), which amended the Stockholder Rights Agreement, dated as of October 7, 2022, by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), a New York limited liability trust company, as amended by that certain Amendment to Stockholder Rights Agreement, dated as of October 2, 2023 (as amended, the “Rights Agreement”).
The Amendment reflects the appointment of Broadridge as successor Rights Agent under the Rights Agreement. Broadridge also serves as the Company’s transfer agent and registrar for its common stock.
The Amendment is attached hereto as Exhibit 4.3 and is incorporated herein by reference. The description of the Amendment herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.3.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.
Item 8.01. Other Events.
The Company appointed Broadridge as its transfer agent and registrar for its common stock effective January 26, 2024.
The contact information for Broadridge is:
Broadridge Corporate Issuer Solutions, LLC
51 Mercedes Way
Edgewood, NY 11717
Attention: IWS
Telephone: (877) 830-4936
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this current report:

Exhibit No.	Description
4.1	Stockholder Rights Agreement, dated as of October 7, 2022, between Blackbaud, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed October 11, 2022).
4.2	Amendment to Stockholder Rights Agreement, dated as of October 2, 2023, between Blackbaud, Inc. and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), as Rights Agent (incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K filed October 2, 2023).
4.3	Second Amendment to Stockholder Rights Agreement, dated as of January 26, 2024, by and among Blackbaud, Inc. and Broadridge Corporate Issuer Solutions, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	January 26, 2024	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)